UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/26/2013

WashingtonFirst Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35768

Virginia	26-4480276
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11921 Freedom Drive, Suite 250 Reston, VA 20190
(Address of principal executive offices, including zip code)

7038402410
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

On February 26, 2013, WashingtonFirst Bankshares, Inc. ("WashingtonFirst") issued a press release regarding its financial results for quarter ended December 31, 2012. WashingtonFirst's ratio of common equity to total assets at December 31, 2012 was incorrectly reported as 6.33% in the press release. WashingtonFirst's correct ratio of common equity to total assets at December 31, 2012 was 7.30%. The press release, as corrected, is furnished as Exhibit 99.1 to this report.

Item 9.01.    Financial Statements and Exhibits

Press release dated February 26, 2013 (corrected)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WashingtonFirst Bankshares, Inc.

Date: February 28, 2013	By:	/s/ Matthew R. Johnson
Matthew R. Johnson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.01	Press release dated February 26, 2013 (corrected)